UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-03657

Deutsche State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2015

Annual Report
to Shareholders

Deutsche California Tax-Free Income Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

12 Performance Summary

14 Investment Portfolio

25 Statement of Assets and Liabilities

27 Statement of Operations

28 Statement of Cash Flows

29 Statement of Changes in Net Assets

30 Financial Highlights

34 Notes to Financial Statements

44 Report of Independent Registered Public Accounting Firm

45 Information About Your Fund's Expenses

46 Tax Information

47 Advisory Agreement Board Considerations and Fee Evaluation

52 Board Members and Officers

57 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Although the fund seeks income that is exempt from California and federal income taxes, a portion of the fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Despite slow growth during the first half of 2015 and disturbing market volatility in late summer, the U.S. economy’s underlying fundamentals remain sound. Employment growth has been solid, the housing market continues to improve and households have strengthened their finances. Real income is firming and, while consumers remain cautious, they’re likely to loosen their purse strings over time.

In short, our economists see an environment that should support modestly above-trend domestic growth. The strong U.S. dollar continues to act as a headwind to exports and (for those whose positions are not hedged) a detractor from foreign equity returns.

The Federal Reserve Board is likely to start raising short-term interest rates in the coming months. However, the specific timing remains unclear. In any case, analysts expect the process to be gradual. Meanwhile, Europe’s slow but steady recovery remains on track, and central bank easing should continue to stimulate growth, albeit at the cost of increased volatility.

This view may seem overly optimistic in light of recent developments in China. Indeed, our Chief Investment Officer, Asoka Wohrmann, wrote in his September update: "The risks from China’s transformation should not be underestimated. The country has a one-sixth share of global trade, and its growth looks set to be more unpredictable in the future." Nevertheless, he adds "We are still optimistic about the global economy and about most stock exchanges…. Our scenario is based on the assumption that the upswings in Europe and the United States are sufficiently self-supporting not to be derailed by developments in China."

We encourage you to visit us at deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from Mr. Wohrmann and our economists, we want to ensure that you have the resources you need to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 13 for more complete performance information.

Investment Strategy

The fund seeks a high level of current income that is exempt from California and federal taxes. Under normal circumstances, the fund invests at least 80% of its assets in securities whose income is free from regular federal and California state income tax. The fund can buy many types of municipal securities of all maturities. In making buy and sell decisions, portfolio management typically weighs a number of factors, from economic outlooks and possible interest rate movements and yield levels across varying maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market. Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Barclays Municipal Bond Index, generally between five and nine years.

Deutsche California Tax-Free Income Fund posted a return for the 12 months ended August 31, 2015 of 2.39%. This return compares to 2.52% for the fund's benchmark, the Barclays Municipal Bond Index. The average fund in the Morningstar Muni California Long peer group returned 3.15% for the 12 months. For the same period, the broad taxable bond market returned 1.56%, as measured by the Barclays U.S. Aggregate Bond Index.

Over the 12-month period ended August 31, 2015, the broader bond markets faced an array of geopolitical concerns. These included the rise of a militant fundamentalist group with territorial ambitions in the Middle East, tensions between the United States and Russia over Ukraine, and an escalating Israeli-Palestinian conflict. On the macroeconomic front, fears arose over the potential for outright deflation in Europe, on top of slowing China growth. Against this backdrop, the United States stood as the most reliable engine of global growth and as a relative safe haven, helping to support U.S. asset prices and a strengthening of the dollar.

"Municipal yields rose modestly over the 12-month period."

A collapse in oil prices in late 2014, driven in large part by decreased demand from China, further promoted the outlook for the U.S. consumer and overall economy, even as U.S. interest rates remained at very low levels. Risk sentiment was aided in early 2015, as the European Central Bank announced plans to engage in sovereign bond purchases in support of the faltering Eurozone economy. Late in the period, China dominated market headlines as the government allowed the renminbi to undergo a significant devaluation. This move spurred fears of a global currency war as export-driven economies seek to protect their growth prospects, and further suppressed any upward tendency for U.S. interest rates.

With respect to the municipal bond market, tax-free bond funds experienced reasonable inflows for much of the period, as domestic investors mostly found the yields on comparable taxable alternatives to be unappealing. On the demand side, net new issuance rose somewhat as municipalities recovering from the recent recession sought to take advantage of favorable financing conditions, but much of this activity was the result of advance refunding of existing issues.

Municipal yields rose modestly over the 12-month period ended August 31, 2015, and the municipal yield curve flattened, as rate increases were most notable on shorter maturities. To illustrate, yields on two-year issues rose by 29 basis points, from 0.30% to 0.59%, while bonds with 30-year maturities experienced a yield increase of 7 basis points, moving from 3.03% to 3.10%, resulting in a flattening of 22 basis points between two and 30 years. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.) Credit spreads — the yield differential provided by lower-quality issues vs. AAA-rated issues — generally narrowed over the period as investors sought yield.

Municipal Bond Yield Curve (as of 8/31/15 and 8/31/14)

Source: Municipal Market Data as of 8/31/15.

Chart is for illustrative purposes only and does not represent any Deutsche AWM product.

Positive and Negative Contributors to Fund Performance

Given a relatively steep municipal yield curve, we have looked for opportunities to gain incremental income by adding to holdings in the 25-to-30-year maturity range. This added to performance vs. the benchmark, as longer-term issues provided an income edge and their prices were less impacted by rising rates over the period.

During the 12-month period ended August 31, 2015, the fund had below-benchmark exposure to lower-rated issues in the BBB and A quality range, which acted as a constraint on relative return in an environment of narrowing credit spreads. In particular, the fund had relatively light exposure to outperforming health care and transportation issues.

Outlook and Positioning

Over the 12 months ended August 31, 2015, municipal yields became more attractive in relation to U.S. Treasuries. At the end of August 2015, the 10-year municipal yield of 2.16% was 97.3% of the 2.22% yield on comparable maturity U.S. Treasuries, as compared to a ratio of 88.5% twelve months earlier. The 30-year municipal yield of 3.10% was 104.7% of the 2.96% Treasury yield vs. a ratio of 98.4% a year earlier. While the municipal yield curve has flattened in recent months, we have recently looked to add exposure to bonds in the 20-to-25-year maturity range, emphasizing higher coupons that should provide favorable risk/reward characteristics in the event that interest rates start to rise. Late in the period, credit spreads retraced their prior tightening to some degree, and we are currently assessing valuation opportunities in lower-rated sectors.

Following California’s upgrade by Moody’s to Aa3 from A1 in June 2014, the state was upgraded to A+ from A by Fitch in February 2015 and to AA- from A+ by Standard & Poor’s in July 2015.  All three rating agencies have a stable outlook on the state. California’s credit profile continues to improve as economic growth in the state has accelerated. Though unemployment rates remain above the U.S. average, tax receipts increased materially in both fiscal 2014 and 2015. Amidst this growth, the state has adopted conservative budgeting practices and key institutional changes.  Developments include Proposition 2, which will grow the state’s rainy day fund to provide a cushion for future revenue cyclicality. The adopted fiscal 2016 budget employs a disciplined approach to maintaining balance with a conservative revenue forecast and limited discretionary spending. Additionally, the fiscal 2016 budget continues to allocate increased tax revenues towards paying down debt.

California’s debt levels are above average but remain manageable due to the size and breadth of the economy. The state will continue to face budget pressures due to constitutionally mandated public education spending and upcoming expirations of temporary sales and income tax hikes. However, many of the state’s past budget issues were driven by political gridlock and the state has been moving in the right direction in this regard.  Indicative of this, the fiscal 2016 budget marks the state passing its budget on time for the fifth consecutive year. California’s economy is massive, diverse and unmatched among other U.S. states, with a real GDP of $2.3 trillion, making it the eighth-largest economy in the world. We currently believe the outlook for California state debt is stable.

Portfolio Management Team

Philip G. Condon, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2000.

— Joined Deutsche Asset & Wealth Management in 1983.

— Vice Chairman of Deutsche Asset & Wealth Management, Americas; formerly, Head of Municipal Bonds.

— BA and MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 1986.

— Co-Head of Municipal Bonds.

— BA, Duke University.

Michael J. Generazo, Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 1999.

— BS, Bryant College; MBA, Suffolk University.

Matthew J. Caggiano, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 1999.

— Joined Deutsche Asset & Wealth Management in 1989.

— BS, Pennsylvania State University; MS, Boston College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Muni California Long category consists of funds that have at least 80 percent of assets invested in municipal bonds from the state of California.

Morningstar, Inc. rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Performance Summary August 31, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/15
Unadjusted for Sales Charge	2.39%	4.61%	4.52%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–0.43%	4.03%	4.23%
Barclays Municipal Bond Index†	2.52%	3.96%	4.49%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/15
Unadjusted for Sales Charge	1.49%	3.81%	3.73%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–1.47%	3.64%	3.73%
Barclays Municipal Bond Index†	2.52%	3.96%	4.49%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/15
Unadjusted for Sales Charge	1.61%	3.82%	3.73%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.61%	3.82%	3.73%
Barclays Municipal Bond Index†	2.52%	3.96%	4.49%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/15
No Sales Charges	2.50%	4.83%	4.75%
Barclays Municipal Bond Index†	2.52%	3.96%	4.49%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2014 are 0.93%, 1.81%, 1.70% and 0.79% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche California Tax-Free Income Fund — Class A ■ Barclays Municipal Bond Index†

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

	Class A	Class B	Class C	Class S
Net Asset Value
8/31/15	$ 7.65	$ 7.66	$ 7.60	$ 7.63
8/31/14	$ 7.76	$ 7.77	$ 7.70	$ 7.74
Distribution Information as of 8/31/15
Income Dividends, Twelve Months	$ .28	$ .23	$ .22	$ .30
Capital Gain Distributions	$ .0002	$ .0002	$ .0002	$ .0002
August Income Dividend	$ .0231	$ .0180	$ .0181	$ .0247
SEC 30-day Yield††	1.51%	.86%	.82%	1.81%
Tax Equivalent Yield††	3.08%	1.75%	1.67%	3.69%
Current Annualized Distribution Rate (Based on Net Asset Value)††	3.62%	2.82%	2.86%	3.88%

†† The SEC yield is net investment income per share earned over the month ended August 31, 2015, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.49%,0.68%,0.73% and 1.69% for Class A, Class B, Class C and Class S shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 50.93% (combined California state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2015. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.60%,2.64%,2.77% and 3.76% for Class A, Class B, Class C and Class S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of August 31, 2015

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 94.9%
California 93.8%
Anaheim, CA, Other General Obligation Lease, Public Financing Authority, Public Improvements Project:
Series C, Zero Coupon, 9/1/2017, INS: AGMC	1,455,000	1,426,860
Series C, Zero Coupon, 9/1/2018, INS: AGMC	1,000,000	959,330
Series C, 6.0%, 9/1/2016, INS: AGMC	530,000	544,437
Series A, 6.0%, 9/1/2024, INS: AGMC	3,500,000	4,109,420
Anaheim, CA, Redevelopment Agency Tax Allocation, Merged Redevelopment Project Area, Series A, 5.0%, 2/1/2025, INS: AGMC	5,000,000	5,446,350
Big Bear Lake, CA, Water Revenue, 6.0%, 4/1/2022, INS: NATL	13,500,000	15,143,220
Brentwood, CA, Infrastructure Financing Authority, Water Revenue, Prerefunded, 5.75%, 7/1/2038	2,000,000	2,277,680
Cabrillo, CA, County General Obligation Lease, Unified School District, Series A, Zero Coupon, 8/1/2019, INS: AMBAC	4,000,000	3,611,360
California, Alum Rock Union Elementary School District, Election of 2012, Series A, 5.5%, 8/1/2034	5,000,000	5,944,700
California, Bay Area Toll Authority, Toll Bridge Revenue, Series B2, 0.01%*, 4/1/2047, LOC: Sumitomo Mitsui Banking	1,550,000	1,550,000
California, Coast Community College District, Election of 2012, Series A, 5.0%, 8/1/2038	11,185,000	12,591,178
California, Educational Facilities Authority Revenue, Pitzer College, 6.0%, 4/1/2040	10,000,000	11,826,400
California, EL Dorado Irrigation District Revenue, Series A, 5.0%, 3/1/2034, INS: AGMC	3,000,000	3,377,700
California, Foothill-Eastern Transportation Corridor Agency, Toll Road Revenue, Series A, 5.75%, 1/15/2046	12,500,000	14,417,375
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series A, 5.0%, 6/1/2040	5,000,000	5,540,650
California, Grossmont-Cuyamaca Community College District, Election of 2012, Series A, 5.25%, 8/1/2033	7,425,000	8,696,977
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series A, 6.0%, 7/1/2039	4,000,000	4,573,120
California, Health Facilities Financing Authority Revenue, Providence Health & Services:
Series B, 5.5%, 10/1/2039	2,500,000	2,855,125
Series C, Prerefunded, 6.5%, 10/1/2033	2,000,000	2,344,480
California, Health Facilities Financing Authority Revenue, Sutter Health, Series A, 5.25%, 8/15/2022	1,665,000	1,872,892
California, Los Rios Community College District, Election of 2008, Series A, 5.0%, 8/1/2035	10,000,000	11,337,400
California, M-S-R Energy Authority, Series A, 7.0%, 11/1/2034, GTY: Citigroup, Inc.	6,820,000	9,327,373
California, Marin Water District Financing Authority Revenue:
Series A, 5.0%, 7/1/2035	2,830,000	3,201,805
Series A, 5.0%, 7/1/2040	9,675,000	10,946,101
California, Metropolitan Water District of Southern California, Series A-2, 0.01%, 7/1/2035	6,500,000	6,500,000
California, Mount San Antonio Community College District, Election of 2008, Series 2013A, 5.0%, 8/1/2034	8,520,000	9,803,282
California, San Gorgonio Memorial Healthcare, Election of 2006, Series C, Prerefunded, 7.2%, 8/1/2039	10,000,000	11,267,100
California, South Bayside Waste Management Authority Revenue, Solid Waste Enterprise, Shoreway Environmental, Series A, 6.0%, 9/1/2036	5,000,000	5,752,700
California, State Department of Water Resources Revenue, Center Valley Project, Water Systems:
Series AJ, 5.0%, 12/1/2035	10,690,000	12,160,730
Series AH, 5.25%, 12/1/2035	1,555,000	1,829,862
California, State Educational Facilities Authority Revenue, Pepperdine University, 5.0%, 9/1/2040 (a)	2,335,000	2,675,046
California, State General Obligation:
Series A, 144A, 0.01%*, 5/1/2040, LOC: Royal Bank of Canada	1,500,000	1,500,000
Series B, 144A, 0.01%*, 5/1/2040, LOC: JPMorgan Chase Bank NA	1,315,000	1,315,000
5.0%, 2/1/2033	12,000,000	13,502,880
5.0%, 8/1/2034 (a)	5,000,000	5,764,050
5.0%, 4/1/2037	5,000,000	5,641,100
5.0%, 2/1/2043	5,000,000	5,575,900
5.0%, 3/1/2045	6,000,000	6,763,440
5.25%, 9/1/2030	10,000,000	11,583,800
5.25%, 9/1/2032	4,000,000	4,619,000
5.25%, 10/1/2032	15,000,000	17,350,800
5.25%, 4/1/2035	8,000,000	9,160,400
6.25%, 11/1/2034	10,000,000	12,023,600
6.5%, 4/1/2033	14,610,000	17,312,119
California, State General Obligation, Various Purposes:
6.0%, 4/1/2038	7,450,000	8,683,347
6.0%, 11/1/2039	10,000,000	11,904,500
California, State Green Bonds, 5.0%, 10/1/2037	3,500,000	3,978,310
California, State Health Facilities Financing Authority Revenue, Lucile Salter Packard Children's Hospital, Series A, 5.0%, 8/15/2043	3,480,000	3,901,010
California, State Health Facilities Financing Authority Revenue, Scripps Health, Series A, 5.0%, 11/15/2032	1,000,000	1,130,560
California, State Public Works Board, Lease Revenue, Series A, 5.0%, 9/1/2039	10,000,000	11,239,900
California, State Public Works Board, Lease Revenue, Capital Projects:
Series I, 5.5%, 11/1/2033	5,400,000	6,457,590
Series G-1, 5.75%, 10/1/2030	5,500,000	6,433,130
Series I-1, 6.375%, 11/1/2034	3,000,000	3,600,150
California, State Public Works Board, Lease Revenue, Department of Corrections & Rehabilitation, Series G, 5.25%, 9/1/2033	7,540,000	8,779,501
California, State University Revenue:
Series A, 5.0%, 11/1/2037	8,000,000	9,025,920
Series A, 5.0%, 11/1/2039	2,000,000	2,277,140
Series A, 5.25%, 11/1/2038	6,500,000	7,348,185
California, Statewide Communities Development Authority Revenue, American Baptist Homes West, 6.25%, 10/1/2039, GTY: American Baptist Foundation	7,000,000	7,719,320
California, Statewide Communities Development Authority Revenue, Cottage Health Obligation Group, 5.25%, 11/1/2030	6,000,000	6,791,760
California, Statewide Communities Development Authority Revenue, Covenant Retirement Communities, Inc., Series C, 5.625%, 12/1/2036	2,500,000	2,708,875
California, Statewide Communities Development Authority Revenue, Sutter Health, Series A, 6.0%, 8/15/2042	10,340,000	12,230,359
California, Statewide Communities Development Authority, Multi-Family Housing Revenue, Irvine Apartment Communities LP Project, Series W-3, AMT, 0.01%*, 4/1/2025, LOC: Wells Fargo Bank NA	900,000	900,000
California, Washington Township Health Care District, Election of 2004, Series B, 5.5%, 8/1/2038	4,000,000	4,739,360
California, West Contra Costa Unified School District, Election of 2012, Series A, 5.5%, 8/1/2039	10,000,000	11,536,500
California, Western Municipal Water District Facilities Authority Revenue, Series B, 5.0%, 10/1/2039	19,155,000	21,449,003
Carson, CA, Redevelopment Housing Agency, Tax Allocation, Series A, 5.25%, 10/1/2036	2,710,000	3,039,970
Cerritos, CA, Community College District, Series A, 5.0%, 8/1/2039	4,355,000	4,962,435
Contra Costa County, CA, GNMA Mortgage-Backed Securities Program, AMT, ETM, 7.75%, 5/1/2022	1,850,000	2,231,748
Corona, CA, Sales & Tax Revenue, Community Facilities District, Series 90-1-A, 5.5%, 9/1/2015, INS: NATL	3,245,000	3,245,000
Cupertino, CA, Union School District, Election of 2012:
Series B, 5.0%, 8/1/2034	1,000,000	1,163,930
Series B, 5.0%, 8/1/2035	2,305,000	2,676,981
Series B, 5.0%, 8/1/2036	1,140,000	1,321,055
Dry Creek, CA, School District General Obligation, Joint Elementary School District, Series A, Zero Coupon, 5/1/2022, INS: AGMC	1,385,000	1,184,604
East Bay, CA, Municipal Utility District, Wastewater Systems Revenue:
Series A, Prerefunded, 5.0%, 6/1/2037, INS: AMBAC	10,000,000	10,782,700
Series C, 5.0%, 6/1/2044	5,000,000	5,706,500
Escondido, CA, School District General Obligation, Unified High School District, ETM, Zero Coupon, 11/1/2020, INS: NATL	7,000,000	6,499,710
Foothill, CA:
ETM, Zero Coupon, 1/1/2018, INS: AGC, AGMC	10,000,000	9,812,000
ETM, Zero Coupon, 1/1/2020, INS: AGC, AGMC	10,000,000	9,451,900
Foothill-De Anza Community College District, CA, Series C, 5.0%, 8/1/2040	7,555,000	8,420,425
Foothill-De Anza Community College District, CA, Capital Appreciation, Zero Coupon, 8/1/2016, INS: NATL	4,755,000	4,743,493
Garden Grove, CA, Unified School District, Election of 2010, Series C, 5.25%, 8/1/2037	2,500,000	2,857,725
Irvine, CA, Improvement Bond Act 1915, Limited Obligation-Reassessment District No. 05-21, Series A, 0.01%*, 9/2/2050, LOC: U.S. Bank NA	500,000	500,000
Long Beach, CA, Harbor Revenue, Series D, 5.0%, 5/15/2039	1,435,000	1,641,253
Long Beach, CA, Unified School District, 5.0%, 8/1/2032	5,245,000	5,983,601
Los Angeles, CA, Department of Airports Revenue:
Series A, AMT, 5.0%, 5/15/2040	8,900,000	9,904,810
Series A, 5.25%, 5/15/2039	5,000,000	5,614,250
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series A, 5.0%, 5/15/2040	15,000,000	16,917,150
Los Angeles, CA, Department of Water & Power Revenue, Power System, Series B, 5.0%, 7/1/2043	1,250,000	1,403,663
Los Angeles, CA, Department of Water & Power, Waterworks Revenue:
Series A, 5.0%, 7/1/2036	2,500,000	2,854,350
Series A, 5.0%, 7/1/2041	2,500,000	2,807,525
Los Angeles, CA, Harbor Department:
Series A, AMT, 5.0%, 8/1/2035	6,000,000	6,747,660
Series A, AMT, 5.0%, 8/1/2044	10,000,000	11,011,300
Los Angeles, CA, Pollution Control Revenue, ETM, 6.0%, 6/1/2021, INS: NATL	2,000,000	2,492,260
Los Angeles, CA, Unified School District, Series F, 5.0%, 1/1/2034	7,540,000	8,465,460
Los Angeles, CA, Wastewater System Revenue, Series D, 5.0%, 6/1/2033	7,000,000	8,214,360
Los Angeles, CA, Wastewater System Revenue, Green Bonds, Series A, 5.0%, 6/1/2035	4,000,000	4,660,720
Mount Diablo, CA, Unified School District, Election of 2010, Series E, 5.0%, 6/1/2037	4,000,000	4,538,760
Murrieta Valley, CA, General Obligation, Unified School District, Prerefunded, 5.0%, 9/1/2026, INS: AGMC	3,155,000	3,432,829
Northern California, Power Agency, Prerefunded, 7.0%, 7/1/2016	210,000	214,809
Northern California, Power Agency, Hydroelectric Project No. 1, Series A, 5.0%, 7/1/2031	1,100,000	1,245,860
Palmdale, CA, School District General Obligation, School Building Project, Zero Coupon, 10/1/2019, INS: AGMC	1,420,000	1,291,831
Pittsburg, CA, Redevelopment Agency Tax Allocation, Los Medanos Community Project, Series A, 6.5%, 9/1/2028	10,000,000	10,951,800
Port of Oakland, CA, Series 0, AMT, 5.125%, 5/1/2030	1,500,000	1,662,855
Rancho, CA, Water District Community Facilities District No. 89-5, Special Tax, 0.01%*, 9/1/2028, LOC: Wells Fargo Bank NA	410,000	410,000
Rancho, CA, Water District Financing Authority Revenue, Series A, 5.0%, 8/1/2027, INS: FGIC	2,500,000	2,688,275
Redwood City, CA, School District General Obligation, Elementary School District, Zero Coupon, 8/1/2017, INS: NATL	1,635,000	1,594,436
Riverside County, CA, Transportation Commission Toll Revenue Senior Lien, Series A, 5.75%, 6/1/2048	5,000,000	5,655,300
Sacramento County, CA, Airport Systems Revenue, Series B, 5.75%, 7/1/2039	2,500,000	2,785,875
Sacramento County, CA, Sanitation Districts Financing Authority Revenue, Series A, 5.0%, 12/1/2044	7,465,000	8,434,405
Sacramento County, CA, Water Finance Authority Revenue, Water Agency Zones 40 & 41, Series B, 0.759%**, 6/1/2039, INS: NATL	10,000,000	8,598,300
Sacramento, CA, Municipal Utility District, Electric Revenue:
Series U, 5.0%, 8/15/2026, INS: AGMC	2,615,000	2,915,176
Series U, 5.0%, 8/15/2028, INS: AGMC	2,045,000	2,274,694
Sacramento, CA, Other General Obligation Lease, City Financing Authority, Series A, 5.4%, 11/1/2020, INS: AMBAC	5,000,000	5,475,900
Sacramento, CA, Sales & Special Tax Revenue, Finance Authority, Series B, Zero Coupon, 11/1/2016, INS: NATL	2,685,000	2,656,942
Saddleback Valley, CA, Sales & Special Tax Revenue, Unified School District, Public Financing Authority, Series A, 6.0%, 9/1/2015, INS: AGMC	1,000,000	1,000,000
San Bernardino, CA, County General Obligation, Medical Center Financing Project, 5.5%, 8/1/2017, INS: NATL	1,160,000	1,221,898
San Bruno Park, CA, School District, General Obligation:
Zero Coupon, 8/1/2017, INS: AGMC	1,000,000	983,900
Zero Coupon, 8/1/2019, INS: AGMC	1,100,000	1,022,659
San Diego County, CA, Certificates of Participation, County Administration Center Waterfront Park, 5.125%, 2/1/2042	5,000,000	5,601,750
San Diego County, CA, Regional Airport Authority Revenue, Series B, AMT, 5.0%, 7/1/2038	1,500,000	1,638,945
San Diego County, CA, Water Authority:
Series B, 5.0%, 5/1/2031	5,000,000	5,747,350
5.0%, 5/1/2034	7,920,000	9,132,869
San Diego, CA, Community College District, Election of 2002:
5.0%, 8/1/2032	1,000,000	1,157,530
5.25%, 8/1/2033	10,000,000	11,430,100
San Diego, CA, Community College District, Election of 2006, 5.0%, 8/1/2036	5,000,000	5,725,150
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue, Series A, 5.25%, 5/15/2039	10,000,000	11,263,000
San Francisco City & County, CA, Airports Commission, International Airport Revenue:
Series A, AMT, 5.0%, 5/1/2039	5,375,000	5,872,134
Series A, AMT, 5.5%, 5/1/2028	6,000,000	7,065,300
San Francisco City & County, CA, Redevelopment Agency, Mission Bay South Redevelopment Project, Series A, 5.0%, 8/1/2043	2,100,000	2,284,044
San Francisco, CA, Bay Area Rapid Transit District, Series A, 5.0%, 7/1/2036	1,500,000	1,681,095
San Francisco, CA, Bay Area Rapid Transit District, Election of 2004, Series B, 5.0%, 8/1/2027	5,085,000	5,499,377
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Series E, 6.0%, 5/1/2039	15,000,000	17,420,700
San Francisco, CA, City & County Public Utilities Commission, Water Revenue:
Series B, 5.0%, 11/1/2039	12,500,000	14,059,125
Series A, 5.125%, 11/1/2039	10,400,000	11,802,752
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation, Mission Bay North Redevelopment, Series C, 6.75%, 8/1/2041	1,000,000	1,203,760
San Joaquin Hills, CA, Toll Road Revenue, Transportation Corridor Agency:
Series A, Zero Coupon, 1/15/2016, INS: NATL	3,485,000	3,457,085
Series A, Zero Coupon, 1/15/2017, INS: NATL	3,965,000	3,839,389
Series A, Zero Coupon, 1/15/2018, INS: NATL	2,640,000	2,485,402
Series A, Zero Coupon, 1/15/2019, INS: NATL	3,185,000	2,904,274
San Jose, CA, Evergreen Community College District, Election of 2010:
Series A, 5.0%, 8/1/2035	2,100,000	2,392,887
Series A, 5.0%, 8/1/2037	3,760,000	4,231,466
Series A, 5.0%, 8/1/2041	6,500,000	7,276,230
San Juan, CA, San Juan Project, Series D, ETM, 6.75%, 7/1/2020, INS: NATL	820,000	947,371
San Luis Obispo County, CA, Financing Authority Revenue:
Series A, 5.0%, 9/1/2033, INS: Build America Mutual	3,625,000	4,113,215
Series A, 5.0%, 9/1/2034, INS: Build America Mutual	2,205,000	2,493,987
San Marcos, CA, Unified School District, Election of 2010, Series A, 5.0%, 8/1/2038	12,500,000	14,175,500
San Mateo County, CA, Joint Powers Financing Authority Lease Revenue, Youth Services Campus, Series A, 5.0%, 7/15/2033	3,500,000	3,832,745
Santa Ana, CA, Financing Authority, Police Administration & Holding Facility:
Series A, 6.25%, 7/1/2024, INS: NATL	1,000,000	1,247,250
Series A, ETM, 6.25%, 7/1/2024, INS: NATL	1,000,000	1,254,830
Santa Cruz County, CA, County General Obligation Lease, Capital Facilities Project:
5.5%, 9/1/2017, INS: NATL	1,005,000	1,090,897
5.5%, 9/1/2018, INS: NATL	1,060,000	1,183,034
5.6%, 9/1/2019, INS: NATL	1,115,000	1,280,276
5.6%, 9/1/2020, INS: NATL	1,180,000	1,382,783
5.65%, 9/1/2024, INS: NATL	1,445,000	1,750,560
5.65%, 9/1/2025, INS: NATL	1,520,000	1,842,635
5.65%, 9/1/2026, INS: NATL	1,605,000	1,954,216
Santa Monica, CA, Community College District, 2008 Election, Series B, 5.0%, 8/1/2044	7,000,000	7,970,550
Santa Monica, CA, Redevelopment Agency Tax Allocation, Earthquake Recovery Redevelopment, 5.875%, 7/1/2036	2,125,000	2,525,286
Southern California, Metropolitan Water District:
Series C, 5.0%, 7/1/2031	5,195,000	5,863,596
Series C, 5.0%, 7/1/2035	3,000,000	3,390,900
Southern California, Metropolitan Water District, Waterworks Revenue:
Series A, 5.75%, 7/1/2021	970,000	1,133,377
Series A, ETM, 5.75%, 7/1/2021	270,000	334,036
Southern California, Public Power Authority Revenue, APEX Power Project:
Series A, 5.0%, 7/1/2036	1,960,000	2,249,022
Series A, 5.0%, 7/1/2037	2,000,000	2,284,940
Series A, 5.0%, 7/1/2038	5,750,000	6,559,657
Tahoe Truckee, CA, School District General Obligation, Unified School District Capital Improvement, Series A, Zero Coupon, 8/1/2022, INS: NATL	3,600,000	3,003,624
Torrance, CA, Torrance Memorial Medical Center, Series A, 5.0%, 9/1/2040	2,000,000	2,124,740
University of California, State Revenues, Series AM, 5.25%, 5/15/2038	5,000,000	5,835,250
Walnut, CA, Energy Center Authority Revenue, 5.0%, 1/1/2033	2,045,000	2,331,280
West Basin, CA, Municipal Water District Revenue, Series B, 5.0%, 8/1/2036	7,000,000	7,834,540
		934,394,015
Guam 0.6%
Guam, Government Business Privilege Tax Revenue, Series D, 5.0%, 11/15/2034 (a)	5,600,000	6,129,032
Puerto Rico 0.4%
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.75%, 8/1/2037	5,000,000	1,941,000
Series A, 6.375%, 8/1/2039	3,670,000	1,451,998
		3,392,998
Virgin Islands 0.1%
Virgin Islands, Public Finance Authority Revenue, Capital Projects, Series A-1, 5.0%, 10/1/2039	875,000	925,199
Total Municipal Bonds and Notes (Cost $863,648,379)		944,841,244

Underlying Municipal Bonds of Inverse Floaters (b) 12.0%
California
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (c)	13,870,000	14,861,136
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-3, 144A, 18.247%, 10/1/2016, Leverage Factor at purchase date: 4 to 1
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2026 (c)	17,205,000	18,434,456
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-2, 144A, 18.265%, 10/1/2016, Leverage Factor at purchase date: 4 to 1
California, State Department of Water Resources, Water Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2023 (c)	3,158,944	3,518,266
California, State Department of Water Resources, Water Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2024 (c)	2,257,732	2,514,544
California, State Department of Water Resources, Water Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2025 (c)	1,881,443	2,095,454
Trust: California, State Department of Water Resources, Water Revenue, Series 2705, 144A, 13.038%, 12/1/2023, Leverage Factor at purchase date: 3 to 1
California, University of California Revenues, Series O, Prerefunded, 5.25%, 5/15/2039 (c)	1,692,650	1,905,128
California, University of California Revenues, Series O, 5.25%, 5/15/2039 (c)	8,727,350	9,822,895
Trust: California, University of California Revenues, Series 3368-2, 144A, 19.26%, 11/15/2032, Leverage Factor at purchase date: 4 to 1
California, University of California Revenues, Series O, 5.75%, 5/15/2034 (c)	5,000,000	5,864,900
Trust: California, University of California Revenues, Series 3368, 144A, 21.26%, 11/15/2016, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Community College District, Election of 2008, Series A, 6.0%, 8/1/2033 (c)	10,000,000	11,916,300
Trust: Los Angeles, CA, Community College District, Series R-11728, 144A, 27.88%, 2/1/2017, Leverage Factor at purchase date: 5 to 1
Los Angeles, CA, Department of Water & Power Revenue, Series A, 5.0%, 7/1/2039 (c)	10,000,000	11,051,100
Trust: Los Angeles, CA, Department of Water & Power Revenue, Series 3325, 144A, 18.23%, 1/1/2033, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Wastewater Systems Revenue, Series A, 5.75%, 6/1/2034 (c)	10,000,000	11,543,300
Trust: Los Angeles, CA, Wastewater Systems Revenue, Series 3371-1, 144A, 21.26%, 12/1/2016, Leverage Factor at purchase date: 4 to 1
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2027, INS: AGMC (c)	2,137,063	2,347,563
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2028, INS: AGMC (c)	1,944,611	2,136,154
Trust: San Diego County, CA, Water Utility Improvements, Certificates of Participation, Series 2008-1104, 144A, 9.374%, 5/1/2028, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, Bay Area Rapid Transit District, Election of 2004, Series B, 5.0%, 8/1/2032 (c)	10,002,999	10,786,024
Trust: San Francisco, CA, General Obligation, Series 3161, 144A, 13.817%, 2/1/2017, Leverage Factor at purchase date: 3 to 1
Santa Clara County, CA, San Jose Unified School District, Election of 2002, Series D, 5.0%, 8/1/2032 (c)	10,000,000	10,993,300
Trust: Santa Clara County, CA, San Jose Unified School District, Series 1158, 144A, 9.37%, 8/1/2032, Leverage Factor at purchase date: 2 to 1
Total Underlying Municipal Bonds of Inverse Floaters (Cost $108,126,303)		119,790,520
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $971,774,682)†	106.9	1,064,631,764
Floating Rate Notes (b)	(7.7)	(76,322,792)
Other Assets and Liabilities, Net	0.8	7,521,344
Net Assets	100.0	995,830,316

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of August 31, 2015.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of August 31, 2015.

† The cost for federal income tax purposes was $895,023,364. At August 31, 2015, net unrealized appreciation for all securities based on tax cost was $93,285,608. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $98,731,642 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,446,034.

(a) When-issued security.

(b) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund. The Floating Rate Notes represent leverage to the Fund and is the amount owed to the floating rate note holders.

(c) Security forms part of the below inverse floater. The Fund accounts for these inverse floaters as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

GNMA: Government National Mortgage Association

GTY: Guaranty Agreement

INS: Insured

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized, usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (d)	$ —	$ 1,064,631,764	$ —	$ 1,064,631,764
Total	$ —	$ 1,064,631,764	$ —	$ 1,064,631,764

There have been no transfers between fair value measurement levels during the year ended August 31, 2015.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of August 31, 2015
Assets
Investments in securities, at value (cost $971,774,682)	$ 1,064,631,764
Receivable for investments sold	12,524,215
Receivable for Fund shares sold	4,283,378
Interest receivable	11,664,902
Other assets	19,224
Total assets	1,093,123,483
Liabilities
Cash overdraft	3,451,545
Payable for investments purchased — when-issued securities	14,552,866
Payable for Fund shares redeemed	1,184,573
Payable for floating rate notes issued	76,322,792
Distributions payable	597,427
Accrued management fee	302,868
Accrued Trustees' fees	5,552
Other accrued expenses and payables	875,544
Total liabilities	97,293,167
Net assets, at value	$ 995,830,316
Net Assets Consist of
Undistributed net investment income	1,727,743
Net unrealized appreciation (depreciation) on investments	92,857,082
Accumulated net realized gain (loss)	(21,907,952)
Paid-in capital	923,153,443
Net assets, at value	$ 995,830,316

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2015 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($523,843,356 ÷ 68,505,769 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.65
Maximum offering price per share (100 ÷ 97.25 of $7.65)	$ 7.87

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($119,413 ÷ 15,585 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 7.66

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($45,107,122 ÷ 5,937,718 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 7.60
Class S Net Asset Value, offering and redemption price per share ($426,760,425 ÷ 55,919,305 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.63

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended August 31, 2015
Investment Income
Income: Interest	$ 45,203,036
Expenses: Management fee	4,285,229
Administration fee	1,002,758
Services to shareholders	1,068,128
Distribution and service fees	1,640,665
Custodian fee	13,977
Professional fees	141,677
Reports to shareholders	44,093
Registration fees	51,998
Trustees' fees and expenses	40,822
Interest expense and fees on floating rate notes issued	513,275
Other	64,342
Total expenses before expense reductions	8,866,964
Expense reductions	(697,601)
Total expenses after expense reductions	8,169,363
Net investment income	37,033,673
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	339,411
Change in net unrealized appreciation (depreciation) on investments	(14,023,601)
Net gain (loss)	(13,684,190)
Net increase (decrease) in net assets resulting from operations	$ 23,349,483

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the year ended August 31, 2015
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 23,349,483
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(305,723,604)
Net amortization of premium/(accretion of discount)	907,310
Proceeds from sales and maturities of long-term investments	277,666,038
(Increase) decrease in interest receivable	(75,704)
(Increase) decrease in other assets	(491)
(Increase) decrease in receivable for investments sold	(9,449,215)
Increase (decrease) in payable for investments purchased — when-issued securities	14,552,866
Increase (decrease) in other accrued expenses and payables	17,530
Change in unrealized (appreciation) depreciation on investments	14,023,601
Net realized (gain) loss from investments	(339,411)
Cash provided (used) by operating activities	14,928,403
Cash Flows from Financing Activities
Net increase (decrease) in cash overdraft	3,451,545
Proceeds from shares sold	186,322,287
Cost of shares redeemed	(194,543,097)
Distributions paid (net of reinvestment of distributions)	(5,032,740)
Increase (decrease) in payable for floating rate notes issued	(5,315,000)
Cash provided (used) for financing activities	(15,117,005)
Increase (decrease) in cash	(188,602)
Cash at beginning of period	188,602
Cash at end of period	$ —
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$ 32,416,854
Interest expense and fees on floating rate notes issued	$ (513,275)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended August 31,
	2015	2014
Operations: Net investment income (loss)	$ 37,033,673	$ 38,518,315
Net realized gain (loss)	339,411	(4,911,211)
Change in net unrealized appreciation (depreciation)	(14,023,601)	80,253,834
Net increase (decrease) in net assets resulting from operations	23,349,483	113,860,938
Distributions to shareholders from: Net investment income: Class A	(19,190,818)	(19,484,848)
Class B	(4,930)	(12,269)
Class C	(1,314,276)	(1,323,848)
Class S	(16,920,661)	(17,225,733)
Net realized gains: Class A	(13,382)	—
Class B	(4)	—
Class C	(1,127)	—
Class S	(11,405)	—
Total distributions	(37,456,603)	(38,046,698)
Fund share transactions: Proceeds from shares sold	189,748,805	211,525,100
Reinvestment of distributions	32,416,854	30,170,948
Payments for shares redeemed	(195,202,483)	(248,167,663)
Net increase (decrease) in net assets from Fund share transactions	26,963,176	(6,471,615)
Increase (decrease) in net assets	12,856,056	69,342,625
Net assets at beginning of period	982,974,260	913,631,635
Net assets at end of period (including undistributed net investment income of $1,727,743 and $1,527,682, respectively)	$ 995,830,316	$ 982,974,260

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Years Ended August 31,
Class A	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 7.76	$ 7.15	$ 7.78	$ 7.22	$ 7.47
Income (loss) from investment operations: Net investment income[a]	.28	.30	.29	.32	.34
Net realized and unrealized gain (loss)	(.11)	.61	(.63)	.56	(.27)
Total from investment operations	.17	.91	(.34)	.88	.07
Less distributions from: Net investment income	(.28)	(.30)	(.29)	(.32)	(.32)
Net realized gains	(.00)*	—	—	—	—
Total distributions	(.28)	(.30)	(.29)	(.32)	(.32)
Net asset value, end of period	$ 7.65	$ 7.76	$ 7.15	$ 7.78	$ 7.22
Total Return (%)[b]	2.39[c]	12.76[c]	(4.54)[c]	12.38	1.14
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	524	504	498	530	431
Ratio of expenses before expense reductions (including interest expense) (%)[d]	.90	.93	.91	.91	.93
Ratio of expenses after expense reductions (including interest expense) (%)[d]	.89	.89	.90	.91	.93
Ratio of expenses after expense reductions (excluding interest expense) (%)	.84	.83	.84	.83	.84
Ratio of net investment income (%)	3.62	4.03	3.81	4.22	4.72
Portfolio turnover rate (%)	26	47	37	41	27

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

	Years Ended August 31,
Class B	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 7.77	$ 7.16	$ 7.79	$ 7.24	$ 7.48
Income (loss) from investment operations: Net investment income[a]	.22	.25	.24	.26	.28
Net realized and unrealized gain (loss)	(.10)	.60	(.63)	.55	(.25)
Total from investment operations	.12	.85	(.39)	.81	.03
Less distributions from: Net investment income	(.23)	(.24)	(.24)	(.26)	(.27)
Net realized gains	(.00)*	—	—	—	—
Total distributions	(.23)	(.24)	(.24)	(.26)	(.27)
Net asset value, end of period	$ 7.66	$ 7.77	$ 7.16	$ 7.79	$ 7.24
Total Return (%)[b,c]	1.49	12.05	(5.25)	11.33	.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.2	.5	1	1
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.81	1.81	1.71	1.72	1.76
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.64	1.64	1.65	1.69	1.72
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.59	1.58	1.59	1.61	1.63
Ratio of net investment income (%)	2.87	3.30	3.04	3.45	3.93
Portfolio turnover rate (%)	26	47	37	41	27

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

	Years Ended August 31,
Class C	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 7.70	$ 7.10	$ 7.73	$ 7.18	$ 7.42
Income (loss) from investment operations: Net investment income[a]	.22	.24	.24	.26	.28
Net realized and unrealized gain (loss)	(.10)	.60	(.64)	.55	(.26)
Total from investment operations	.12	.84	(.40)	.81	.02
Less distributions from: Net investment income	(.22)	(.24)	(.23)	(.26)	(.26)
Net realized gains	(.00)*	—	—	—	—
Total distributions	(.22)	(.24)	(.23)	(.26)	(.26)
Net asset value, end of period	$ 7.60	$ 7.70	$ 7.10	$ 7.73	$ 7.18
Total Return (%)[b]	1.61[c]	11.99[c]	(5.30)[c]	11.41[c]	.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	43	40	42	28
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.70	1.70	1.70	1.70	1.74
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.64	1.64	1.65	1.69	1.74
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.59	1.58	1.59	1.61	1.65
Ratio of net investment income (%)	2.87	3.28	3.06	3.43	3.91
Portfolio turnover rate (%)	26	47	37	41	27

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

	Years Ended August 31,
Class S	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 7.74	$ 7.13	$ 7.76	$ 7.21	$ 7.46
Income (loss) from investment operations: Net investment income[a]	.30	.32	.31	.33	.35
Net realized and unrealized gain (loss)	(.11)	.60	(.63)	.55	(.26)
Total from investment operations	.19	.92	(.32)	.88	.09
Less distributions from: Net investment income	(.30)	(.31)	(.31)	(.33)	(.34)
Net realized gains	(.00)*	—	—	—	—
Total distributions	(.30)	(.31)	(.31)	(.33)	(.34)
Net asset value, end of period	$ 7.63	$ 7.74	$ 7.13	$ 7.76	$ 7.21
Total Return (%)[b]	2.50	13.22	(4.32)	12.48	1.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	427	436	375	399	327
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.77	.79	.79	.78	.81
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.64	.64	.65	.69	.72
Ratio of expenses after expense reductions (excluding interest expense) (%)	.59	.58	.59	.61	.63
Ratio of net investment income (%)	3.87	4.27	4.06	4.44	4.93
Portfolio turnover rate (%)	26	47	37	41	27

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche California Tax-Free Income Fund (the "Fund") is a non-diversified series of Deutsche State Tax-Free Income Series (the "Series"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust (the "Trust"). In turn the Trust issues a short-term floating rate note and an inverse floater. The income stream from the underlying bond in the Trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is paid to a third party, usually a tax-exempt money market fund, at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the Trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the Trust and receives all the benefits from any potential appreciation of the underlying bond's value.

By holding the inverse floater, the Fund has the right to collapse the Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. The floating rate notes issued by the Trust are valued at cost, which approximates fair value. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the Trust are included in "Interest expense and fees on floating rate notes issued" in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended August 31, 2015 was approximately $81,070,000, with a weighted average interest rate of 0.63%.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $21,923,000, including $1,359,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2019, the expiration date, whichever occurs first; and approximately $20,564,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($20,107,000) and long-term losses ($457,000).

The Fund has reviewed the tax positions for the open tax years as of August 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in inverse floaters transactions and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed tax-exempt income	$ 1,916,365
Undistributed ordinary income*	$ 408,548
Capital loss carryforward	$ (21,923,000)
Net unrealized appreciation on investments	$ 93,285,608

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2015	2014
Distributions from tax-exempt income	$ 37,430,685	$ 38,046,698
Distributions from ordinary income*	$ 25,918	$ —

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific fund are allocated to that fund. Other Series expenses which cannot be directly attributed to a fund are apportioned among the funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at August 31, 2015.

B. Purchases and Sales of Securities

During the year ended August 31, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $305,723,603 and $277,666,038, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.45%
Next $750 million of such net assets	.42%
Next $1.5 billion of such net assets	.40%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.35%
Next $2.5 billion of such net assets	.33%
Next $2.5 billion of such net assets	.31%
Over $12.5 billion of such net assets	.30%

Accordingly, for the year ended August 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.43% of the Fund's average daily net assets.

For the period from September 1, 2014 through November 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.83%
Class B	1.58%
Class C	1.58%
Class S	.58%

Effective December 1, 2014 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.84%
Class B	1.59%
Class C	1.59%
Class S	.59%

For the year ended August 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 81,003
Class B	287
Class C	27,990
Class S	588,321
$ 697,601

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2015, the Administration Fee was $1,002,758, of which $84,541 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2015
Class A	$ 44,059	$ 7,418
Class B	237	40
Class C	2,221	379
Class S	41,229	6,898
	$ 87,746	$ 14,735

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the year ended August 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2015
Class B	$ 1,271	$ 83
Class C	338,844	28,891
	$ 340,115	$ 28,974

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2015	Annual Rate
Class A	$ 1,187,428	$ 301,575.23%
Class B	403	95.24%
Class C	112,719	28,896.25%
	$ 1,300,550	$ 330,566

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2015, aggregated $17,338.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2015, the CDSC for Class B and Class C shares aggregated $600 and $5,967, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A. For the year ended August 31, 2015, DDI received $73,248 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $18,835, of which $7,896 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2015.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	10,695,571	$ 83,082,735	12,858,356	$ 95,829,617
Class C	1,227,528	9,470,038	1,046,086	7,762,792
Class S	12,628,817	97,196,032	14,682,209	107,932,691
		$ 189,748,805		$ 211,525,100
Shares issued to shareholders in reinvestment of distributions
Class A	2,180,585	$ 16,879,161	2,251,184	$ 16,816,876
Class B	632	4,903	1,498	11,178
Class C	138,991	1,068,782	140,882	1,045,832
Class S	1,871,619	14,464,008	1,639,800	12,297,062
		$ 32,416,854		$ 30,170,948
Shares redeemed
Class A	(9,376,294)	$ (72,551,764)	(19,804,053)	$ (145,841,277)
Class B	(12,077)	(93,166)	(38,334)	(289,224)
Class C	(1,011,638)	(7,760,763)	(1,306,213)	(9,614,031)
Class S	(14,864,249)	(114,796,790)	(12,576,848)	(92,423,131)
		$ (195,202,483)		$ (248,167,663)
Net increase (decrease)
Class A	3,499,862	$ 27,410,132	(4,694,513)	$ (33,194,784)
Class B	(11,445)	(88,263)	(36,836)	(278,046)
Class C	354,881	2,778,057	(119,245)	(805,407)
Class S	(363,813)	(3,136,750)	3,745,161	27,806,622
		$ 26,963,176		$ (6,471,615)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche State Tax-Free Income Series and the Shareholders of Deutsche California Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche California Tax-Free Income Fund (one of the funds constituting the Deutsche State Tax-Free Income Series (the Fund)) as of August 31, 2015, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche California Tax-Free Income Fund (one of the funds constituting the Deutsche State Tax-Free Income Series) at August 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 29, 2015

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2015 to August 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/15	$ 998.80	$ 995.10	$ 995.00	$ 1,000.10
Expenses Paid per $1,000*	$ 4.53	$ 8.30	$ 8.30	$ 3.28
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/15	$ 1,020.67	$ 1,016.89	$ 1,016.89	$ 1,021.93
Expenses Paid per $1,000*	$ 4.58	$ 8.39	$ 8.39	$ 3.31

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
Deutsche California Tax-Free Income Fund†	.90%	1.65%	1.65%	.65%

† Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.06% for each class.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2015, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche California Tax-Free Income Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	KCTAX	KCTBX	KCTCX	SDCSX
CUSIP Number	25158X 104	25158X 203	25158X 302	25158X 401
Fund Number	9	209	309	2409

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DCAT F-2
(R-023085-5 10/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche California tax free income fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$85,508	$0	$8,444	$0
2014	$83,174	$0	$8,042	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$498,574	$3,642,017
2014	$0	$266,072	$6,090,049

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$8,444	$4,140,591	$880,336	$5,029,371
2014	$8,042	$6,356,121	$411,123	$6,775,286

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2014 and 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and, for the 2014 audit, an exclusion of punitive damages.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche California Tax-Free Income Fund, a series of Deutsche State Tax-Free Income Series

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2015

By:	/s/ Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2015